                                                                  EXHIBIT 4(c)-2

                                                                  CONFORMED COPY
================================================================================

                         BAY GAS STORAGE COMPANY, LTD.
                                       to
                            AMSOUTH BANK OF ALABAMA,
                                    Trustee


                              --------------------

                          FIRST SUPPLEMENTAL INDENTURE


                         Dated as of September 1, 1994


                              --------------------


              Supplementing Indenture of Mortgage, Assignment and
                               Security Agreement
                          Dated as of October 1, 1992



================================================================================

                                                    This Instrument Prepared by:
                                                    James E. Jenz
                                                    c/o Chapman and Cutler
                                                    111 West Monroe Street
                                                    Chicago, Illinois 60603

                               TABLE OF CONTENTS



SECTION                                                 HEADING                                            PAGE
ARTICLE ONE               MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

     Section 1.01.           Trustee Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Section 1.02.           Indenture Confirmed  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Section 1.03.           Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3


Signature . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Exhibit A                 Description of Real Property

         THIS IS A FIRST SUPPLEMENTAL INDENTURE, dated as of September 1, 1994, by and between BAY GAS STORAGE COMPANY, LTD., an Alabama limited partnership having its principal place of business at 2828 Dauphin Street, Mobile, Alabama 36606 (the "Company"), and AMSOUTH BANK OF ALABAMA, a state banking corporation duly organized and existing under the laws of the State of Alabama (the successor to AmSouth Bank, N.A.), and having a place of business at 63 South Royal Street, Mobile, Alabama 36602, as Trustee (the "Trustee").

         The Company heretofore executed and delivered to the Trustee, its Indenture of Mortgage, Assignment and Security Agreement (hereinafter referred to as the "Original Indenture"), dated as of October 1, 1992, in order to secure $22,500,000 aggregate principal amount of its Senior Secured Notes, Series 8.19%, due December 1, 2014 (the "Series 8.19% Notes") and such other Notes as may thereafter be issued thereunder, which Original Indenture is recorded in (a) Mortgage Book 171, pages 269 through 371 of the records in the office of the Judge of Probate of Washington County, Alabama, and (b) Real Property Book 3985, pages 0475 through 0577 of the records in the office of the Judge of Probate of Mobile County, Alabama. Pursuant to Section 5.22 of the Original Indenture, the Company has completed the process of acquiring the Pipeline Right-of-Way and the Company is entering into this First Supplemental Indenture in order to comply with its agreement set forth therein to record a supplemental indenture in the appropriate offices in a form satisfactory to the Trustee and the holders of the Series 8.19% Notes containing the legal description to the Pipeline Right-of-Way. This First Supplemental Indenture provides additional security for the indebtedness secured by the Original Indenture, and such indebtedness remains unchanged in amount and in time of maturity.

         Pursuant to the provisions of this First Supplemental Indenture, the Company proposes to mortgage and convey additional properties acquired by the Company which constitute the Pipeline Right-of-Way and, in addition, the Company proposes to (i) restate the legal description of the First Cavity Site and (ii) to mortgage and convey miscellaneous additional real property interests to be used in connection with the Facility. The Original Indenture and each indenture supplemental thereto are collectively referred to herein as the "Indenture ".

         All acts and things necessary to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution of this First Supplemental Indenture has in all respects been duly authorized, and the Company, in the exercise of the legal right and power vested in it, executes this First Supplemental Indenture. Terms not otherwise defined herein shall have the meaning set forth in the Original Indenture.

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSESTH:

         That in consideration of the covenants herein contained and to secure the payment of the principal of and interest (and premium, if any) on the Series 8.19%Notes and such other Notes as may at any time be issued and outstanding under the Indenture, in accordance with the tenor thereof, and to declare the terms and conditions upon which the Series 8.19% Notes and the Notes of any other series may be authenticated, delivered and issued, and"to secure the performance and observance of all the covenants and conditions contained in any Notes or in the Indenture and in consideration of the sum of $1.00 to it paid and of other valuable consideration, the receipt whereof is hereby acknowledged, the Company does hereby grant, bargain, sell, convey, assign, mortgage and pledge unto the Trustee, and its successor or successors in trust and to its assigns, the following described property:

                 All real estate and rights and interests therein of the Company described in Exhibit A attached hereto and made a part hereof.

         Together with all and singular the tenements, hereditaments, and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder or remainders, and subject to the terms of the Indenture, all tolls, rents, revenues, issues, income and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, that the Company now has or may hereafter acquire in and to the aforesaid property, rights, and franchises and every part and parcel thereof

         TO HAVE AND TO HOLD the property hereinabove specifically described as Mortgaged Property (as defined in the Indenture), unto the Trustee and its successor or successors in trust forever,

         IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the holders from time to time of the Notes that may be issued under the Indenture and indentures supplemental hereto including this First Supplemental Indenture and for the enforcement of the payment of such Notes in accordance with their terms.

         AND UPON THE TRUSTS and subject to the covenants and conditions set forth in the Indenture.


                                  ARTICLE ONE
                            MISCELLANEOUS PROVISIONS


         Section 1.01. Trustee Responsibility. The recitals of fact herein are statements by the Company and not by the Trustee; and the Trustee is in no way responsible for the existence or description of the mortgaged and pledged property, the value thereof, the title of the Company thereto, the validity or adequacy of the security afforded hereby, the validity or priority of the lien hereof, or the validity of the Original Indenture.

         Section 1.02. Indenture Confirmed. In all respects not inconsistent with the terms and provisions of this First Supplemental Indenture, the Original Indenture as hereby supplemented, is approved and confirmed.

         Section 1.03. Counterparts. This First Supplemental Indenture may be executed in several counterparts, and each counterpart shall be an original instrument and all collectively shall be one instrument.

         IN WITNESS WHEREOF, Bay Gas Storage Company, Ltd. has caused this First Supplemental Indenture to be signed in its partnership name by the President or a Vice President of its General Partner and its seal to be hereunto affixed and attested by the Secretary of its General Partner and AmSouth Bank of Alabama, as Trustee, has caused this First Supplemental Indenture to be signed in its corporate name by its Vice President and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, as of the day and year first above written.



                                      BAY GAS STORAGE COMPANY  LTD.
                                        By MGS STORAGE SERVICES, INC.
                                        Its General Partner

                                      By /s/ Gerald S. Keen
                                         -------------------------------------
                                         Its President



[SEAL]

ATTEST:

/s/ G. Edgar Downing, Jr.
------------------------------------
Its Secretary



                                      AMSOUTH BANK OF ALABAMA, Trustee

                                      By /s/ Joel T. Daves IV
                                         -------------------------------------

                                         Its Sr.  Vice President & Trust Officer
                                             -----------------------------------
[CORPORATE SEAL]

ATTEST:


/s/ Joseph H. Baker, Jr.
------------------------------------
Its Sr. Vice President
    --------------------------------

STATE OF ALABAMA )
                 ) SS
COUNTY OF MOBILE )

         I, Martha E. O'Hara , a Notary Public in and for the County and State aforesaid, do hereby certify that Gerald S. Keen, personally known to me to be the same person whose name is, as President of MGS Storage Services, Inc. an Alabama corporation, as the General Partner of Bay Gas Storage Company, Ltd., subscribed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said General Partner.

         Given under my hand and notarial seal this 9th day of September, 1994.

                                                  /s/ Martha E. O'Hara
                                        ----------------------------------------
                                                     Notary Public

[SEAL]

Commission expires:

     3/22/97

STATE OF ALABAMA )
                 ) SS
COUNTY OF Mobile )


         I, Martha E. O'Hara, a Notary Public in and for the County and state aforesaid, do hereby certify that Joel T. Daves IV, whose name as Sr. Vice President and Trust Officer of AMSOUTH BANK OF ALABAMA, a state banking corporation, as Trustee, is signed to the foregoing First Supplemental Indenture and who is known to me, acknowledged before me on this day that, being informed of the contents of said First Supplemental Indenture he, as such officer and with full authority, executed the same voluntarily for and as the act of said AMSOUTH BANK OF ALABAMA, acting solely in its capacity as Trustee as aforesaid.

         Given under my hand and notarial seal this 9th day of September, 1994.

                                                  /s/ Martha E. O'Hara
                                        ----------------------------------------
                                                     Notary Public


[SEAL]

Commission expires:

     3/22/97

                         BAY GAS STORAGE COMPANY, LTD.

                        FIRST SUPPLEMENTAL INDENTURE TO
            INDENTURE OF MORTGAGE, ASSIGNMENT AND SECURITY AGREEMENT
                          DATED AS OF OCTOBER 1, 1992


                          DESCRIPTION OF REAL PROPERTY



                               FIRST CAVITY SITE:


         The description of the First Cavity Site contained in the Original Indenture is hereby restated to read as follows:

         A leasehold estate, created by that certain Surface Lease dated as of January 14, 1992 between OLIN CORPORATION, a Virginia corporation, as Lessor, and BAY GAS STORAGE COMPANY, LTD., an Alabama limited partnership, as Lessee, filed for record in the office of the Judge of Probate of Washington County, Alabama, in Deed Record Book No. 320, page 74, et seq. and amended by that certain First Amendment to Surface Lease made as of the 18th day of August, 1994, filed for record in the office of the Judge of Probate of Washington County, Alabama, in Miscellaneous Book No. 0100, page 119, et seq. in the following described land and also all the rights of the Company created by that certain Cavity Development and Storage Agreement dated January 14, 1992 between Olin Corporation and the Company, filed for record in the office of the Judge of Probate of Washington County, Alabama, in Deed Record Book No. 320, page 106 et seq. and amended by that certain First Amendment to Cavity Development and Storage Agreement dated as of the 18th day of August, 1994, filed for record in the office of the Judge of Probate of Washington County, Alabama, in Miscellaneous Book No. 0100, page 112, et seq.:

         Commencing at a 6" iron pipe w/ concrete at the Northwest corner of the SW 1/4 of the NW 1/4 of Section 29, T 3 N, R I E, Washington County, Alabama, thence North 89'59'52" East along the North line of said SW 1/4 - NW 1/4 a distance of 352.53 feet, thence North 00degrees 00' 00" E a distance of 332.41 feet to the point of beginning, thence North 00degrees00'00" East for 260.62 feet, thence North 90degrees 00' 00" East for 275.62 feet, thence South 00degrees 00' 00" East for
         260.62 feet, thence North 90degrees00' 00" West for 275.62 feet to the point of beginning. Containing 1.649 acres more or less and being in the NW 1/4 - NW 1/4 of Section 29, T 3 N, R 1 E, Washington County, Alabama. All being a part of the property of Olin Corporation;




                                   EXHIBIT A
                       (to First Supplemental Indenture)
provided, however, that the foregoing description of the First Cavity Site shall be deemed to include only those interests which the Company may have under the said Surface Lease or the said Cavity Development and Storage Agreement insofar as the same relate to the land described under the heading "FIRST CAVITY SITE".

    INGRESS/EGRESS EASEMENTS TO FIRST CAVITY SITE AND SURFACE FACILITY SITE:

         The ingress/egress rights created by that certain document titled "Right-of-way and Easement" dated November 10, 1992 between OLIN CORPORATION, a Virginia corporation, as grantor, and BAY GAS STORAGE COMPANY, LTD., an Alabama limited partnership, as grantee, and filed for record in the office of the Judge of Probate of Washington County, Alabama, on November 12, 1992 in Deed Record Book 321, page 13 et seq. as the same may be from time to time supplemented or amended.

     PIPELINE EASEMENT BETWEEN FIRST CAVITY SITE AND SURFACE FACILITY SITE:

         The rights created by that certain document titled "Pipeline Right-of-Way and Easement" dated February 4, 1994 between OLIN CORPORATION, a Virginia corporation, as grantor, and BAY GAS STORAGE COMPANY, LTD., an Alabama limited partnership, as grantee, and filed for record in the office of the Judge of Probate of Washington County, Alabama, on March 9, 1994 in Deed Record Book 337, page 20 et seq. as the same may be from time to time supplemented or amended including, without limitation, that certain document titled "Amendment to Pipeline Right-of-Way and Easement" executed as of the 30th day of August, 1994 and filed for record in the office of the Judge of Probate of Washington County, Alabama, on September 1, 1994 in Deed Book 341, page 233, et seq.

                             PIPELINE RIGHT-OF-WAY:

         A right-of-way created by a series of easements or right-of-way agreements, permits and licenses in favor of BAY GAS STORAGE COMPANY, LTD., an Alabama limited partnership, in the following described land including any permits, licenses, agreements for the accommodation of a utility, franchises or privileges granted by any private or municipal parties to cross under any railroads, rights of way, roads or highways in the path of the following described land:

                           WASHINGTON COUNTY, ALABAMA


[WA2]
PARCEL A: Commencing at the Northwest corner of the Southwest Quarter of the Northwest Quarter of Section 29, Township 3 North, Range 1 East, Washington County, Alabama, run North 89 degrees-59'-52" East along the North line of the Southwest Quarter of the Northwest Quarter of said Section 29 a distance of 2788.06 feet; thence South 600.12 feet; thence East 340.0 feet to the point of beginning of the easement herein described; thence South 57.49 feet to a point on the North right of way line of Olin Access Road (80-foot right of way); thence Northeastwardly along said right of way 44.10 feet; thence North 38.93 feet; thence West 40.0 feet to the point of beginning.

PARCEL B: Commencing at the Northwest corner of the Southwest Quarter of the Northwest Quarter of Section 29, Township 3 North, Range 1 East, Washington County, Alabama, run North 89 degrees-59'-52" East along the North line of the Southwest Quarter of the Northwest Quarter of said Section 29 a distance of 2,788.06 feet; thence South 600.12 feet; thence East 340.0 feet; thence South
145.71 feet to a point on the South right of way line of Olin Access Road to the point of beginning of the easement herein described; thence South 494.54 feet; thence South 41 degrees-06'-11" West 42.12 feet; thence South 15 degrees-06'-11" West 106.93 feet; thence South 10 degrees-53'-49" East 100.23 feet; thence South 15 degrees-06'-19" West 117.96 feet to a point on the North line of Lot 2, Plat of the Survey of the Real Estate of Joseph Johnston as recorded in Deed Book 19, Page 627, Probate Court records, Washington County, Alabama; thence North 89 degrees-08'-19" East along said North line 41.6 feet; thence North 15 degrees-06'-19" East 115.61 feet; thence North 10 degrees-53'-49" West 100.24 feet; thence North 15 degrees-06'-11" East 88.46 feet; thence North 41 degrees-06'- 11" East 47.87 feet; thence North 528.10 feet to the aforesaid South right of way line; thence Southwestwardly along said right of way 44.10 feet to the point of beginning.

[WA3]
A 40-foot pipeline easement described as follows: Commencing at the Southwest corner of Section 29, Township 3 North, Range 1 East, Washington County, Alabama, run Northwardly along the West boundary of said Section 29 a distance of 16 chains to the South boundary of Lot 2, Plat of the Survey of the Real Estate of Joseph Johnston as recorded in Deed Book 19, Page 627, Probate Court records, Washington County, Alabama; thence Eastwardly along said South boundary 2,738.53 feet, more or less, to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 15 degrees-06'-19" East along said West boundary 1,412.55 feet to the North boundary of said Lot 2; thence South 89 degrees-08'-19" West along said North boundary 41.6 feet; thence South 15 degrees-06'-19" West 1,412.55 feet to the South boundary of said Lot 2; thence North 89 degrees-08'-19" East along said South boundary 41.6 feet to the point of beginning.

[WA4]
Commencing at the Southwest corner of Section 29, Township 3 North, Range 1 East, Washington County, Alabama, run Northwardly along the West boundary of said Section 29 a distance of 16 chains to the North boundary of Lot 1, Plat of the Survey of the Real Estate of Joseph Johnston as recorded in Deed Book 19, Page 627, Probate Court records, Washington County, Alabama; thence Eastwardly along the North boundary of said Lot 1 a distance of 2,738.52 feet, more or less, to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 15 degrees-06'-19" West along said West boundary 1,098.2 feet to the South line of said Section 29; thence South 89 degrees-08'-19" West along said South line
41.6 feet; thence North 15 degrees-06'-19" East 1,098.2 feet; thence North 89 degrees-08'-19" East along the North line of said Lot 1 a distance of 41.6 feet to the point of beginning.

[WA5]
A 40-foot pipeline easement described as follows: Commencing at the Northwest corner of Section 30, Township 3 North, Range 1 East, Washington County, Alabama, run Eastwardly along the North line of said Section 30 a distance of 2,455.44 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 15 degrees-06'-19" West along said West line 2,701.65 feet to the South boundary of the Northwest Quarter of said Section 30; thence South 89 degrees-08'-19" West along said South boundary 41.6 feet; thence North 15 degrees-06'-19" East 2,701.65 feet; thence North 89 degrees-08'-19" East along the North line of said Section 30 a distance of 41.6 feet to the point of beginning.

[WA5]
Commencing at the Northwest corner of Section 30, Township 3 North, Range 1 East, Washington County Alabama, run Eastwardly along the North line of said
Section 30 a distance of 2,455.44 feet to a point on the East line of an existing pipeline easement as recorded in Deed Book 327, Pages 209-219, Probate Court records, Washington County, Alabama. Said point also being on the West boundary of a 100 foot Alabama Power Company easement; thence South 15 degrees-06'-19" West along said West line 1,779.14 feet to the point of beginning of the easement herein described; thence South 29 degrees-53'-41" East 58.0 feet; thence South 15 degrees-06'-19" West 140.71 feet; thence South 60 degrees-06'-19" West 58.0 feet; thence North 15 degrees-06'-19" East 222.74 feet to the point of beginning.

[WA7]
A 40-foot pipeline easement described as follows: Commencing at the Southwest corner of Section 30, Township 3 North, Range 1 East, Washington County, Alabama, run Eastwardly along the South line of said Section 30 a distance of 1,322.80 feet; thence Northwardly along the West line of the East Half of the Southwest Quarter of said Section 30 a distance of 970.7 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 00 degrees-10'-10" East along the West boundary of said East Half of the Southwest Quarter 155.2 feet; thence North 15 degrees-06'-19" East 1,530.76 feet; thence North 89 degrees-08'-19" East along the North line of the Southwest Quarter of said
Section 30 a distance of 41.6 feet; thence South 15 degrees-06'-19" West along the West boundary of said Alabama Power Company easement 1,692.16 feet to the point of beginning.

[WA8 Sec. 30]
A 40-foot pipeline easement described as follows: Commencing at the Southwest corner of Section 30, Township 3 North, Range 1 East, Washington County, Alabama, run Eastwardly along the South line of said Section 30 a distance of
851.38 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 27 degrees-33'-48" East along said West line 941.23 feet; thence North 15 degrees-06'-19" East along said West line 148.52 feet to the East line of the West Half of the Southwest Quarter of said Section 30; thence North 00 degrees-10'-10" East along said East line 155.2 feet; thence South 15 degrees-06'-19" West 294.10 feet; thence South 27 degrees-33'-48" West 958.52 feet; thence North 89 degrees-08'-19" East along the South line of said Section 30 a distance of 45.48 feet to the point of beginning.

[WA8 Sec.45]
PARCEL A: Commencing at the Northwest corner of Section 45, Township 3 North, Range 1 East, Washington County, Alabama, run Eastwardly along the North line of said Section 45 a distance of 851.38 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 27 degrees- 33'-48" West along said West boundary

216.12 feet; thence South 02 degrees-22'-37" East 335.48 feet; thence South 81 degrees-44'-50" West 52.54 feet to the East right of way line of U. S. Highway 43; thence along said East right of way line as follows: North 08 degrees-17'- 45" West 85.06 feet, North 00 degrees-38'-51" West 241.47 feet to the P.C. of an 11,269.16-foot radius curve to the right; thence Northwardly and Westwardly along the arc of said curve and along said East right of way line (chord bears North 08 degrees-09'-20" West 1.47 feet) a distance of 1.47 feet; thence North 27 degrees-33'-48" East 233.01 feet; thence North 89 degrees-08'-19" East along the North line of said Section 45 a distance of 45.48 feet to the point of beginning.

PARCEL B: Commencing at the Northwest corner of Section 45, Township 3 North, Range 1 East, Washington County, Alabama, run Southwardly along the West line of said Section 45 a distance of 1,359.49 feet; thence Eastwardly along the South line of the Northwest Quarter of the Northwest Quarter of said Section 25 a distance of 139.09 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 27 degrees-33'-48" East along said West line 641.04 feet to the West right of way line of U. S. Highway 43; thence North 10 degrees-51'-22" West along said West line 264.82 feet; thence South 81 degrees-44'-58" West
59.32 feet; thence South 08 degrees-15'-10" East 295.07 feet; thence South 27 degrees-33'-48" West 596.19 feet; thence North 89 degrees-08'-19" East along the South line of said Northwest Quarter of the Northwest Quarter 45.48 feet to the point of beginning.

[WA11 (1 of 2)]
Commencing at the Northwest corner of Section 45, Township 3 North, Range 1 East, Washington County, Alabama, run Southwardly along the West line of said
Section 45 a distance of 1,359.49 feet to the Northwest corner of the Southwest Quarter of the Northwest Quarter of said Section 45; thence Eastwardly along the North line of said Quarter a distance of 139.09 feet to a point on the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 27 degrees-33'-48" West 301.82 feet to a point on the West line of aforesaid Section 45; thence North 00 degrees-07'-34" East along said West line 86.81 feet; thence North 27 degrees-33'- 48" East 203.12 feet to a point on the North line of the Southwest Quarter of the Northwest Quarter of said Section 45; thence North 89 degrees-08'-19" East along said North line 45.48 feet to the point of beginning.

[WA11 (2 of 2)]
Commencing at the Southeast corner of Section 13, Township 3 North, Range 1 West, Washington County, Alabama, run Northwardly along the East line of said
Section 13 a distance of 2,652.65 feet to the South line of the South Half of the Northeast Quarter of said Section 13; thence Westwardly along said South line a distance of 567.94 feet to the West line of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 27 degrees-33'-48" East along said West line 1,232.56 feet to the East line of said Section 13; thence North 00 degrees-07'-34" East along said East line 86.81 feet; thence South 27 degrees-33'-48" West 1,330.37 feet to the South line of the South Half of the Northeast Quarter of said Section 13; thence South 89 degrees-51'-51" East 45.07 feet to the point of beginning.

[WA12]
Commencing at the Southeast corner of Section 13, Township 3 North, Range 1 West, Washington County, Alabama, run Northwardly along the East line of said
Section 13 a distance of 1,326.33 feet; thence Westwardly along the South line of the North Half of the South Half of said Section 13 a distance of 1,256.47 feet to the West line of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 27 degrees-33'- 48" East along said West line 1,494.30 feet to the North line of the South Half of said Section 13; thence North 89 degrees-51'-51" West along said North line 45.07 feet; thence South 27 degrees-33'-48" West 1,494.3 feet to the South line of the North Half of the South Half of said Section 13; thence South 89 degrees-51'-51" East along said South line 45.07 feet to the point of beginning.

[WA14 Sec. 13]
Commencing at the Southeast corner of Section 13, Township 3 North, Range 1 West, Washington County, Alabama, run Westwardly along the South line of said
Section 13 a distance of 1,669.81 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 89 degrees-51'- 51" West along said South line
40.66 feet; thence North 10 degrees-29'-19" East 845.2 feet; thence North 27 degrees-33'- 48" East 557.56 feet to the North line of the South Half of the South Half of said Section 13; thence South 89 degrees- 51'-51" East 45.07 feet to the West line of said 100-foot Alabama Power Company easement; thence South 27 degrees-33'- 48" West along said West line 572.31 feet; thence South 10 degrees-29'-19" West along said West line 831.89 feet to the point of beginning.

[WA14 ]
Commencing at the Northeast corner of Section 24, Township 3 North, Range 1 West, Washington County, Alabama, run Westwardly along the North line of said
Section 24 a distance of 1,669.81 feet to the West line of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 10 degrees-29'-19" West and along said West right of way line 663.86 feet to the North line of the North Half of the South Half of the Northwest Quarter of the Northeast Quarter of said Section 24; thence continue South 10 degrees-29'-19" West 332.02 feet to the South line of said North Half of the South Half of the Northwest Quarter of the Northeast Quarter; thence continue South 10 degrees-29'-19" West along said West 100-foot Alabama Power Company easement line 1,661.09 feet to the South line of the Northeast Quarter of said Section 24; thence South 89 degrees-53'-28" West along said South line 40.69 feet; thence North 10 degrees-29'-19" East 1,661.20 feet to the South line of said North Half of the South Half of the Northwest Quarter of the Northeast Quarter; thence South 89 degrees-57'-22" East along said South line 40.67 feet; thence North 10 degrees-29'-19" East along the West line of said 100-foot Alabama Power Company easement 332.02 feet; thence North 89 degrees-55'-32" West 40.67 feet; thence North 10 degrees-29'-19" East 663.9 feet to the North line of said Section 24; thence South 89 degrees-51'-51" East along said North line 40.66 feet to the point of beginning.

[WA15]
Commencing at the Northeast corner of Section 24, Township 3 North, Range 1 West, Washington County, Alabama, run Westwardly along the North line of said
Section 24 a distance of 1,669.81 feet to the West boundary of a 100-foot Alabama Power Company easement; thence Southwardly and along said West line
663.86 feet to the point of beginning of the easement herein described; thence continue along said West line South 10 degrees-29'-19" West 332.02 feet; thence North 89 degrees-57'-22" West along the South line of the North Half of the South Half of the Northwest Quarter of the Northeast Quarter of said Section 24 a distance of 40.67 feet; thence North 10 degrees-29'-19" East 332.05 feet; thence South 89 degrees-55'-32" East along the North line of said North Half of the South Half of the Northwest Quarter of the Northeast Quarter of said
Section 24 a distance of 40.67 feet to the point of beginning.

[WA16]
Commencing at the Northeast corner of Section 24, Township 3 North, Range 1 West, Washington County, Alabama, run Southwardly along the East line of said
Section 24 a distance of 2,604.54 feet; thence West along the North line of the Southeast Quarter of said Section 24 a distance of 2,147.29 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 10 degrees-29'-19" West along said West line 1,361.55 feet;

thence South 89 degrees-46'-08" West along the South line of the North Half of the Southeast Quarter of said Section 24 a distance of 40.71 feet; thence North 10 degrees-29'-19" East 1,361.64 feet; thence North 89 degrees-53'-28" East along the North line of the Southeast Quarter of said Section 24 a distance of
40.69 feet to the point of beginning.

[WA17]
Commencing at the Northeast corner of Section 24, Township 3 North, Range 1 West, Washington County, Alabama, run Southwardly along the East line of said
Section 24 a distance of 3,937.81 feet; thence Westwardly along the North line of the South Half of the Southeast Quarter of said Section 24 a distance of 2,387.45 feet to the West boundary of a 100- foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 10 degrees-29'-19" West 600.46 feet to a line 590 feet South of and parallel to the North line of the South Half of the Southeast Quarter of said
Section 24; thence South 89 degrees-46'-08" West a distance of 40.71 feet; thence North 10 degrees-29'-19" East 600.46 feet; thence North 89 degrees-46'-08" East along the North line of the South Half of the Southeast Quarter of said Section 24 a distance of 40.71 feet to the point of beginning.

[WA18]
Commencing at the Southeast corner of Section 24, Township 3 North, Range 1 West, Washington County, Alabama, run Westwardly along the South line of said
Section 24 a distance of 2,600.30 feet to the West line of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'-55" East 138.82 feet; thence North 10 degrees-29'-19" East 583.11 feet to a line 590 feet South of and parallel to the North line of the South Half of the Southeast Quarter of said Section 24; thence South 89 degrees-46'-08" West 40.71 feet; thence South 10 degrees-29'-19" West 578.48 feet; thence South 02 degrees-04'-55" West 142.88 feet; thence South 89 degrees- 32'-06" East along the South line of said
Section 24 a distance of 40.02 feet to the point of beginning.

[WA19]
Commencing at the Northeast corner of Section 25, Township 3 North, Range 1 West, Washington County, Alabama, run Westwardly along the North line of said
Section 25 a distance of 2,600.3 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 02 degrees-04'-55" West along said West boundary 1,337.26 feet to the South line of the Northwest Quarter of the Northeast Quarter of said Section 25; thence North 89 degrees-44'-45" West along said South line 9.25 feet to the West line of the Northeast Quarter of said Section 25; thence North 00 degrees-06'-56" East along said West line 896.46 feet; thence North 02 degrees-04'-55" East 440.49 feet; thence South 89 degrees-32'-06" East along the North line of said Section 25 a distance of
40.02 feet to the point of beginning.

[WA21]
Commencing at the Northeast corner of Section 25, Township 3 North, Range 1 West, Washington County, Alabama, run Southwardly along the East line of said
Section 25 a distance of 2,654.04 feet; thence Westwardly along the South line of the North Half of said Section 25 a distance of 2,692.68 feet to the West line of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'-55" East along said West line 1,337.6 feet to the South line of the Northwest Quarter of the Northeast Quarter of said Section 25; thence North 89 degrees-44'-45" West along said South line of the Northwest Quarter of the Northeast Quarter 9.25 feet; thence North 00 degrees-06'-56" East along the West line of the Northeast Quarter of said Section 25 a distance of 896.46 feet; thence South 02 degrees-04'-55" West 2,234.66 feet; thence South 89 degrees-57'-23"

East along the South line of the North half of said Section 25 a distance of
40.02 feet to the point of beginning.

[WA22]
Commencing at the Northeast corner of Section 25, Township 3 North, Range 1 West, Washington County, Alabama run Southwardly along the East line of said
Section 25 a distance of 2,654.04 feet; thence Westwardly along the North line of the South Half of said Section 25 a distance of 2,692.68 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 02 degrees-04'-55" West 1,337.93 feet to the South line of the North Half of the South Half of said Section 25; thence South 89 degrees-49'-59" West along said South line
40.03 feet; thence North 02 degrees-04'-55" East 1,338.08 feet; thence South 89 degrees-57'- 23" East along the North line of the South Half of said Section 25 a distance of 40.02 feet to the point of beginning.

[WA23]
Commencing at the Southeast corner of Section 25, Township 3 North, Range 1 West, Washington County, Alabama, run Westwardly along the South line of said
Section 25 a distance of 2,784.97 feet to the West line of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'-55" East along said West line 1,331.79 feet to the North line of the South Half of the South Half of said Section 25; thence South 89 degrees-49'-59" West along said North line 40.03 feet; thence South 02 degrees-04'-55" West 1,331.84 feet to the South line of said Section 25; thence North 89 degrees-45'-21" East along said South line 40.03 feet to the point of beginning.

[WA24]
Commencing at the Southwest corner of Section 36, Township 3 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said
Section 36 a distance of 2,380.81 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'- 55" East along said West line 5,328.3 feet to the North line of said Section 36; thence South 89 degrees-45'-21" West along said North line 40.03 feet; thence South 02 degrees-04'-55" West 5,328.51 feet to the South line of said Section 36; thence North 89 degrees-26'-55" East 40.04 feet to the point of beginning.

[WA25]
Commencing at the Northwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the North line of said
Section 1 a distance of 2,380.81 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 02 degrees-04'-55" West along said West line 2,658.07 feet to the South line of the Northeast Quarter of said Section 1; thence South 89 degrees-30'-41" West along said South line 40.04 feet; thence North 02 degrees-04'-55" East 2,658.03 feet; thence North 89 degrees-26'-55" East along the North line of said Section 1 a distance of 40.04 feet to the point of beginning.

[WA25]
Commencing at the Northwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the North line of said
Section 1 a distance of 2340.77 feet to the West line of an easement described by instrument recorded in Real Property Book 327, Pages 87-90, Probate Court Records, Washington County, Alabama; thence South 02 degrees-04'-55" West along the South line of said easement 456.5 feet to the point of beginning of the easement herein described; thence continue South 02 degrees-04'-55" West along said West line 56.61 feet; thence South 47 degrees-02'-32"

West 127.28 feet; thence South 02 degrees-07'-45" West 81.49 feet; thence South 42 degrees-52'-18" East 127.39 feet; thence South 02 degrees-04'-55" West along the West line of said existing pipeline easement 56.61 feet; thence North 42 degrees-52'-18" West 184.03 feet; thence North 02 degrees-07'-45" East 114.59 feet; thence North 47 degrees-02'-32" East 183.87 feet to the point of beginning.

[WA26]
Commencing at the Southwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said
Section 1 a distance of 2,007.72 feet; thence Northwardly along the West line of the East Half of the Southeast Quarter of the Southwest Quarter of said
Section 1 a distance of 1,327.55 feet to the North line of the Southeast Quarter of the Southwest Quarter of said Section 1; thence Eastwardly along said line 232.96 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'-55" East along the West line of said easement 1,328.96 feet to the North line of the Southwest Quarter of said Section 1; thence South 89 degrees-30'-41" West along said North line 40.04 feet; thence South 02 degrees-04'-55" West 1,328.94 feet; thence North 89 degrees-32'-33" East along the North line of said Southeast Quarter of the Southwest Quarter 40.04 feet to the point of beginning.

[WA27]
PARCEL A: Commencing at the Southwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said Section 1 a distance of 2,007.72 feet; thence Northwardly along the West line of the East Half of the Southeast Quarter of the Southwest Quarter of said Section 1 a distance of 1,327.55 feet; thence Eastwardly along the North line of the Southeast Quarter of the Southwest Quarter of said Section 1 a distance of 232.96 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 02 degrees-04'-55" West along said West line 246.58 feet; thence South 42 degrees-55'-02" East 161.95 feet to a point on the East line of the West Half of the East Half of the Southeast Quarter of the Southwest Quarter of said Section 1; thence South 00 degrees-02'-39" West along said East line
228.01 feet; thence North 70 degrees-59'-31" West along the North right of way line of Fairford Road (80-foot right of way) 39.29 feet; thence North 02 degrees-04'-55" East 189.34 feet; thence North 42 degrees-55'-02" West 176.82 feet; thence North 02 degrees-04'-55" East 261.38 feet; thence North 89 degrees-32'-33" East along the North line of the Southeast Quarter of the Southwest Quarter of said Section 1 a distance of 40.04 feet to the point of beginning.

PARCEL B: Commencing at the Southwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said Section 1 a distance of 2,193.48 feet to the West boundary of a 100-foot Alabama Power Company easement; thence North 02 degrees-04'-55" East along said West boundary 201.05 feet to the point of beginning of the easement herein described; thence continue North 02 degrees-04'-55" East along said West boundary 234.16 feet; thence North 47 degrees-04'-51" East 176.82 feet; thence North 02 degrees-04'-55" East 95.34 feet; thence North 70 degrees-59'-31" West along the South right of way line of Fairford Road (80-foot right of way) 41.81 feet; thence South 02 degrees-04'-55" West 90.94 feet; thence South 47 degrees-04'-51" West 176.82 feet; thence South 02 degrees-04'-55" West 247.11 feet; thence South 82 degrees-44'-32" East along the North line of a 100-foot Alabama, Tennessee, and Northern Railroad right of way 40.16 feet to the point of beginning.

PARCEL C: Commencing at the Southwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said Section 1 a distance of 2,193.48 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'- 55" East along said West line 100.64 feet; thence North 82 degrees-44'-32" West along the South right of way line of a 100-foot Alabama,

Tennessee, and Northern Railroad right of way 40.16 feet; thence South 02 degrees-04'-55" West 106.02 feet; thence North 89 degrees-34'-26" East along the South line of said Section 1 a distance of 40.04 feet to the point of beginning.

[WA28]
Commencing at the Southwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said
Section 1 a distance of 2,193.48 feet to the West boundary of a 100-foot Alabama Power Company easement; thence Northwardly along the West boundary of said easement 777.26 feet to the North right of way line of Fairford Road; thence Eastwardly along said line 128.17 feet to the West line of the East Half of the East Half of the Southeast Quarter of the Southwest Quarter of said
Section 1; thence Northwardly along said West line 210 feet to the point of beginning of the easement herein described; thence North 00 degrees-02'-39" East along said West line 18.01 feet; thence South 42 degrees-55'-02" East
14.88 feet; thence South 02 degrees-04'-55" West 10.49 feet; thence North 70 degrees-59'-31" West 10.32 feet to the point of beginning.

[WA29]
Commencing at the Southwest corner of Section 1, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said
Section 1 a distance of 2,193.48 feet to the West boundary of a 100-foot Alabama Power Company easement; thence Northwardly along the West boundary of said easement 777.26 feet to the North right of way line of Fairford Road; thence Eastwardly along said line 128.17 feet to the West line of the East Half of the East Half of the Southeast Quarter of the Southwest Quarter of said
Section 1 and the point of beginning of the easement herein described; thence North 00 degrees-02'-39" East along said West line 210.0 feet; thence South 70 degrees-59'-31" East 10.32 feet; thence South 02 degrees-04'-55" West 207.6 feet to the North line of Fairford Road; thence North 70 degrees-59'-31" West along said North line 2.52 feet to the point of beginning.

[WA32]
Commencing at the Southwest corner of Section 12, Township 2 North, Range 1 West, Washington County, Alabama, run Eastwardly along the South line of said
Section 12 a distance of 2,006.19 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'- 55" East along said West boundary 5,315.11 feet to the North line of said Section 12; thence South 89 degrees-34'-26" West 40.04 feet; thence South 02 degrees-04'-55" West 4,648.99 feet to the North right of way line of Red Fox Road; thence North 86 degrees-30'-10" East along said North right of way line 40.19 feet; thence South 02 degrees-04'-55" West 60.28 feet to the South right of way line of said Red Fox Road; thence South 86 degrees- 30'-10" West along said South right of way line 40.19 feet; thence South 02 degrees-04'-55" West 605.76 feet to the South line of said Section 12; thence North 89 degrees-41'-56" East 40.04 feet to the point of beginning.

                             MOBILE COUNTY, ALABAMA

[MO1]
Commencing at the Southwest corner of Section 13, Township 2 North, Range 1 West, Mobile County, Alabama, run Eastwardly along the South line of said
Section 13 a distance of 1,802.40 feet to the West line of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence North 02 degrees-04'-55" East along said West line 5,353.21 feet to the North line of said Section 13; thence South 89 degrees-41'-56" West along said North line 40.03 feet; thence South

02 degrees-04'-55" West 5,352.96 feet; thence South 89 degrees-56'-51" East along the South line of said Section 13 a distance of 40.03 feet to the point of beginning.

[MO1]
A pipeline easement described as: Beginning at the Southwest corner of Section 13, Township 2 North, Range 1 West, Mobile County, Alabama, run North 00 degrees-05'-59" West along the West line of said Section 13 a distance of 40 feet; thence South 89 degrees-56'-51" East and parallel with the South boundary of said Section 13 a distance of 1662.67 feet; thence North 45 degrees-03'-09" East 148.42 feet to the West line of an easement described in Real Property Book 4051, Pages 960-964, Probate Court Records, Mobile County, Alabama; thence South 02 degrees-04'-55" West along the West line of said easement 58.68 feet; thence South 45 degrees-03'-09" West 122.05 feet to a point on the South line of said Section 13; thence North 89 degrees-56'-51" West along said South line 1679.13 feet to the point of beginning.

[MO1]
Beginning at the Southeast corner of Section 14, Township 2 North, Range 1 West, Mobile County, Alabama, run Westwardly along the South line of said section 40 feet; thence North 00 degrees-06'-11" West 40.04 feet; thence South 89 degrees- 56'-51" East 40 feet; thence South 00 degrees-05'-59 East 40 feet to the point of beginning.

[MO1]
A pipeline easement described as beginning at the Northeast corner of Section 23, Township 2 North, Range 1 West, Mobile County, Alabama, run South 00 degrees-06'-11" East along the East line of said Section 23 a distance of 2653.07 feet to the Southeast corner of the Northeast quarter of said Section 23; thence continuing along the East line of said Section 23, run South 00 degrees-09'-56" West 418.40 feet; thence South 44 degrees-53'-53" West 67.77 feet; thence South 00 degrees-04'-41" East 87.57 feet; thence South 45 degrees-06'-07" East 66.62 feet to a point on said East line; thence South 00 degrees-09'-56" along said East line 341.81 feet; thence South 37 degrees-39'-34" West 462.27 feet; thence South 02 degrees-41'-18" West 17.78 feet to a point on the North line of the East half of the Southeast quarter of Southeast quarter of said Section 23; thence Westwardly along said North line
40.04 feet; thence North 02 degrees-41'- 18" East 32.26 feet; thence North 37 degrees-39'-34" East 461.3 feet; thence North 00 degrees-09'-56" East 311.55 feet; thence North 45 degrees-06'-07" West 66.52 feet; thence North 00 degrees-04'-41" West 120.71 feet; thence North 44 degrees-53'-53" East 67.87 feet; thence North 00 degrees-09'-56" East 401.85 feet; thence North 00 degrees-06'-11" West 2653.04 feet to a point on the North line of said Section 23; thence Eastwardly along said North line 40 feet to the point of beginning.

[MO2A]
Commencing at the Southeast corner of Section 23, Township 2 North, Range 1 West, Mobile County, Alabama, run Northwardly along the East line of said
Section 23 a distance of 9.14 feet to the point of beginning of the easement herein described; thence South 89 degrees-48'-27" West 201.65 feet; thence North 15 degrees-26'-25" West 573.48 feet; thence North 02 degrees-41'-18" East
766.13 feet to the North line of the East half of the Southeast quarter of said the Southeast quarter of Section 23; thence Eastwardly along said North line
40.04 feet; thence South 02 degrees-41'-18" West 761.63 feet; thence South 15 degrees-26'-25" East 536.54 feet; thence North 89 degrees-48'-27" East 171.34 feet to the East line of said Section 23; thence South 00 degrees-09'-56" West along said East line 40.0 feet to the point of beginning.

[MO4]
Commencing at the Southwest corner of Section 24, Township 2 North, Range 1 West, Mobile County, Alabama, run Northwardly along the West line of said
Section 24 9.14 feet to the point of beginning of the easement herein described; thence North 00 degrees-09'-56" East along said West line 40 feet; thence North 89 degrees-48'-27" East 61.95 feet to the West line of a pipeline easement recorded in Real Property Book 4060, pages 941-945, Probate Court Records, Mobile County, Alabama; thence South 00 degrees-17'-59" East along the West Line of said easement 40 feet; thence South 89 degrees-48'-27" West 62.27 feet to the point of beginning.

[MO4]
Commencing at the Northwest corner of Section 24, Township 2 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West line of said
Section 24 a distance of 3,653.84 feet to a point; thence Eastwardly along the South line of property described by an instrument recorded in Real Property Book 1209, Page 422, Probate Court records, Mobile County, Alabama, a distance of 564.93 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 24 degrees-44'-06" West along said West line 1,115.63 feet; thence continuing along said West line, run South 00 degrees-17'-59" East 636.87 feet to a point on the South line of said Section 24; thence North 89 degrees-56'-51" West along said South line 40.0 feet; thence North 00 degrees-17'-59" West 645.5 feet; thence North 24 degrees-44'-06" East 1,106.28 feet; thence North 89 degrees-46'-21" East along the South line of property described in an instrument recorded in Real Property Book 1209, Page 422, aforesaid Probate Court records a distance of 43.96 feet to the point of beginning.

[MO5]
Commencing at the Northwest corner of Section 25, Township 2 North, Range 1 West, Mobile County, Alabama, run Eastwardly along the North line of said
Section 25 a distance of 102.35 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 00 degrees-17'-59" East along said West line 1,327.31 feet to the North line of Mt. Vernon Estates Unit One, as recorded in Map Book 31, Page 15, Probate Court records, Mobile County, Alabama; thence North 89 degrees-47'-43" West along said North line 40.0 feet; thence North 00 degrees-17'-59" West 1,327.2 feet to the North line of said Section 25; thence South 89 degrees-56'-51" East along said North line 40.0 feet to the point of beginning.

[MO6]
Commencing at the Northwest corner of Lot 1, Mt. Vernon Estates, Unit One, as recorded in Map Book 31, Page 15, Probate Court records, Mobile County, Alabama, run Eastwardly along the North line of said Lot 1 a distance of 70.17 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 00 degrees-17'-59" East along said West line 446.15 feet; thence South 89 degrees-36'-22" West along the South line of said Lot 1 a distance of 40.0 feet; thence North 00 degrees-17'-59" West 446.56 feet; thence South 89 degrees-47'-43" East along the North line of said Lot 1 a distance of 40.0 feet to the point of beginning.

[MO8]
Commencing at the Northeast corner of Lot 17, Mt. Vernon Estates, Unit One, as recorded in Map Book 31, Page 15, Probate Court records, Mobile County, Alabama, run Westwardly along the North line of said Lot 17 a distance of
220.67 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 00 degrees-17'-59" East along said West line 758.36 feet; thence South 89 degrees-01'-52" West along the South line of said Lot 17 a distance of 40.0 feet; thence North 00 degrees-17'-59" West 758.76 feet; thence North 89 degrees-36'-22" East along the North line of said Lot 17 a distance of 40.0 feet to the point of beginning.

[MO10]
Commencing at the Northwest corner of Section 25, Township 2 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West boundary of said
Section 25 a distance of 2,593.58 feet to a projection of the South boundary of Mt. Vernon Estates, Unit One, as per plat recorded in Map Book 31, Page 15, Probate Court records, Mobile County, Alabama; thence Eastwardly along said projection and said South line 98.09 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 00 degrees-17'- 59" East along said West line 1,359.41 feet to the South line of the Northwest Quarter of the Southwest Quarter of said Section 25; thence South 89 degrees-01'-52" West along said South line 40.0 feet; thence North 00 degrees-17'-59" West 1,349.41 feet to the South line of said Mt. Vernon Estates, Unit One; thence South 89 degrees-01'-52" East along said South line 40.0 feet to the point of beginning.

[MO11]
Commencing at the Southwest corner of Section 25, Township 2 North, Range 1 West, Mobile County, Alabama, run Northwardly along the West line of said
Section 25 a distance of 1,349.29 feet to the North line of the South Half of the Southwest Quarter of said Section 25; thence Eastwardly along said North line 95.88 feet to the West boundary of a 100-foot Alabama Power Company easement and the point of beginning of the easement herein described; thence South 00 degrees-17'-59" East along said West line and a projection thereof 1,344.96 feet; thence South 24 degrees-52'-59" East 6.54 feet to the South line of said Section 25; thence Westwardly along the South line of said Section 25 a distance of 42.72 feet; thence North 00 degrees-17'-59" West 1,350.22 feet to said North line; thence North 89 degrees-01'-52" East 40.0 feet to the point of beginning.

[MO12]
PARCEL A: Commencing at the Northwest corner of Section 36, Township 2 North, Range 1 West, Mobile County, Alabama, run Eastwardly along the North line of said Section 36 a distance of 96.38 feet to the point of beginning of the easement herein described; thence South 24 degrees-52'-59" East 508 feet; thence South 38 degrees-28'-20" West 177.52 feet; thence North 47 degrees-35'-45" West along the North line of Coy Smith Highway ( 80-foot right of way) 40.09 feet; thence North 38 degrees-28'-20" East 150.09 feet; thence North 24 degrees-52'-59" West 498.58 feet; thence North 00 degrees-17'-59" West
2.99 feet to a point on the North line of said Section 36; thence Eastwardly along said North line 42.72 feet to the point of beginning.

PARCEL B: Beginning at the Southwest corner of Section 36, Township 2 North, Range 1 West, Mobile County, Alabama, run North 00 degrees-09'-19" East along the West line of said Section 36, a distance of 4,509.82 feet; thence North 38 degrees-28'-20" East 196.65 feet; thence South 47 degrees-35'-45" East along the South right of way line of Coy Smith Highway (80-foot right of way) 40.09 feet to a point; thence South 38 degrees-28'-20" West 81.83 feet; thence South 00 degrees-45'-29" West 4,573.07 feet to a point on the South line of said
Section 36; thence Westwardly along said South line 52.77 feet to the point of beginning.

[MO12]
Commencing at the Southeast corner of Section 36, Township 2 North, Range 1 West, Mobile County, Alabama, run Eastwardly along the South line of said
Section 36 a distance of 52.77 feet to a point on the East line of a pipeline easement conveyed by instrument recorded in Real Property Book 4050,

Pages 1029-1033, Probate Court Records, Mobile County, Alabama; thence North 00 degrees-45'-29" East along the East line of said easement 2197.45 feet to the point of beginning of the easement herein described; thence continue North 00 degrees-45'-29" East and along the East line of said existing easement 56.57 feet; thence North 45 degrees-45'-38" East 128.06 feet; thence North 00 degrees-44'-19" East 344.48 feet; thence North 44 degrees-15'-36" West 127.86 feet to the East line of said existing easement; thence North 00 degrees-45'-29" East along said East line 56.55 feet; thence South 44 degrees-15'-36" East 184.40 feet; thence South 00 degrees-44'-19" West 377.63 feet; thence South 45 degrees-45'-38" West 184.63 feet to the point of beginning.

[MO14]
Commencing at the Southwest corner of Section 1, Township 1 North, Range 1 West, Mobile County, Alabama, run North 00 degrees-20'-47" East along the West line of said Section 1 a distance of 197.17 feet to the point of beginning of the easement herein described; thence continue North 00 degrees-20'-47" East along the West line of said Section 1 a distance of 5,102.21 feet to the Northwest corner of said Section 1; thence Eastwardly along the North line of said Section 1 a distance of 52.77 feet; thence South 00 degrees-45'-29" West
591.19 feet; thence South 00 degrees-23'-46" West 4,499.44 feet; thence South 44 degrees-36'-14" East 293.29 feet to a point on the South line of said
Section 1; thence Westwardly along said South line 56.18 feet; thence North 44 degrees-36'-14" West 276.92 feet to the point of beginning.

[MO14]

PARCEL A
Commencing at the Southwest Corner of Section 1, Township 1 North, Range 1 West, Mobile County, Alabama run Eastwardly along the South Line of said
Section 1, a distance of 76.08 feet to the point of beginning of the easement herein described; thence Northwardly and Westwardly along the arc of a non-tangential curve to the right (radius - 2015 feet chord bears North 12 degrees-38'-26" West 160.82 feet) a distance of 160.86 feet to a point on the South line of an existing pipeline easement as recorded in Real Property Book 4050, pgs. 1029-1033 Probate Court Records, Mobile County, Alabama; thence South 44 degrees-36'14" East along said South line 72.70 feet; thence Southwardly and Eastwardly along the arc of a non-tangential curve to the left (radius - 1975.0 feet chord bears South 12 degrees-37'-02" East 180.54 feet) a distance of 180.61 feet; thence westwardly along the South line of aforesaid
Section 1 a distance of 41.43 to the point of beginning.

PARCEL B

Commencing at the Southwest Corner of Section 1, Township 1 North, Range 1 West, Mobile County, Alabama run Eastwardly along the South Line of said
Section 1, a distance of 117.51 feet; thence Northwardly and Westwardly along the arc of a non-tangential curve (radius - 1975.0 feet chord bears North 12 degrees-37'-02" West 180.54 feet) a distance of 180.61 feet to the point of beginning of the easement herein described; thence continuing Northwardly and Westwardly along said arc a distance of 357.21 feet (chord bears North 04 degrees-48'-58" West 356.72 feet) to a point on the East line of an existing pipeline easement as recorded in Real Property Book 4050, Pages 1029-1033, Probate Court Records, Mobile County, Alabama; thence South 00 degrees-23'-46" West along said East line a distance of 322.84 feet, thence continuing along said existing easement line South 44 degrees-36'-14" East 45.83 feet to the point of beginning.

[MO16]
Commencing at the Northwest corner of Section 12, Township 1 North, Range 1 West, Mobile County, Alabama, run Eastwardly along the North line of said
Section 12 a distance of 76.08 feet to the point of beginning of the easement herein described; thence continue Eastwardly along said North line 41.43 feet; thence Southwardly and Eastwardly along the arc of a non-tangential curve to the left (radius 1,975.00 feet chord bears South 21 degrees-41'-28" East 444.00 feet) a distance of 444.95 feet; thence South 00 degrees-23'-46" West 81.10 feet; thence Northwardly and Westwardly along the arc of a non-tangential curve to the right (radius - 2,015.00 feet chord bears North 22 degrees-27'-55" West 528.65 feet) a distance of 530.18 feet to the point of beginning.

[MO16]
Commencing at the Northwest corner of Section 12, Township 1 North, Range 1 West, Mobile County, Alabama, run Eastwardly along the North line of said
Section 12 a distance of 195.65 feet to the point of beginning of the easement herein described; thence continue Eastwardly along the North line of said
Section 12 a distance of 56.18 feet; thence South 44 degrees-36'-14" East
102.71 feet; thence South 00 degrees-23'-46" West 1,060.1 feet; thence South 45 degrees-23'-46" West 206.5 feet; thence Westwardly along the South line of Lot 10, Subdivision of West 1/2 of Section 12 and East 1/2 of Section 11, Township 1 North, Range 1 West, as per plat recorded in Deed Book 147 N.S., Pages 62-63, Probate Court records, Mobile County, Alabama, a distance of 56.96 feet; thence North 45 degrees-23'-46" East 230.48 feet; thence North 00 degrees-23'-46" East 1,126.96 feet; thence North 44 degrees-36'-14" West 125.6 feet to the point of beginning.

[MO17]
Commencing at the Northwest corner of Section 12, Township 1 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West line of said
Section 12 a distance of 1,518.41 feet to the point of beginning of the easement herein described; thence continue South 01 degrees-07'-42" West along said West line 549.3 feet to a point on the South line of Lot 11, Subdivision of West 1/2 of Section 12 and East 1/2 of Section 11, Township 1 North, Range 1 West, as per plat recorded in Deed Book 147, N. S., Pages 62-63, Probate Court records, Mobile County, Alabama; thence Eastwardly along said South line 68.48 feet; thence North 00 degrees-28'-07" East 554.38 feet; thence North 45 degrees-23'-46" East 191.89 feet to a point on the North line of said Lot 11; thence Westwardly along the North line of said Lot 11 a distance of 56.96 feet; thence South 45 degrees-23'-46" West 199.24 feet to the point of beginning.

[MO18]
Commencing at the Northwest corner of Section 12, Township 1 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West line of said
Section 12 a distance of 2,067.71 feet to the point of beginning of the easement herein described; thence Eastwardly along the North line of Lot 12, Subdivision of West 1/2 of Section 12 and East 1/2 of Section 11, Township 1 North, Range 1 West, as per plat recorded in Deed Book 147 N. S., Pages 62-63, Probate Court records, Mobile County, Alabama, a distance of 68.48 feet; thence South 00 degrees-28'-07" West 1,378.25 feet; thence Westwardly along the South line of Lot 13 of said subdivision a distance of 84.36 feet to a point on the West line of said Section 12; thence North 01 degrees-07'-42" East along said West line 1,378.47 feet to the point of beginning.

[MO19]
Commencing at the Southwest corner of Section 12, Township 1 North, Range 1 West, Mobile County, Alabama, run Northwardly along the West line of said
Section 12 a distance of 689.24 feet to a point on the South line of Lot 15, Subdivision of West 1/2 of Section 12 and East 1/2 of Section 11, Township 1 North, Range 1 West, as recorded in Deed Book 147 N.S., Pages 62-63, Probate Court records, Mobile County, Alabama; thence Eastwardly along said South line a distance of 60.23 feet to the point of beginning of the easement herein described; thence North 00 degrees-28'-07" East 1,378.25 feet to a point on the North line of Lot 14 of said subdivision; thence Eastwardly along said North line 40.0 feet; thence South 00 degrees-28'-07" West 1,378.25 feet to a point on the South line of said Lot 15; thence Westwardly along said South line 40.0 feet to the point of beginning.

[MO20]
Beginning at the Southwest corner of Section 12, Township 1 North, Range 1 West, Mobile County, Alabama, run North 01 degrees-07'-42" East along the West line of said Section 12 a distance of 689.24 feet; thence Eastwardly along the North line of Lot 16, Subdivision of West 1/2 of Section 12 and East 1/2 of
Section 11, Township 1 North, Range 1 West, as per plat recorded in Deed Book 147 N. S., Page 62-63, Probate Court records, Mobile County, Alabama, a distance of 100.23 feet; thence South 00 degrees-28'-07" West 689.13 feet to a point on the South line of said Lot 16; thence Westwardly along the South line of said Lot 16 and the South line of said Section 12 a distance of 108.17 feet to the point of beginning.

[MO21]
Commencing at the Northwest corner of Section 13, Township 1 North, Range 1 West, Mobile County, Alabama, run South 89 degrees-20'-30" East along the North line of said Section 13 a distance of 63.17 feet to the point of beginning of the easement herein described; thence continue South 89 degrees-20'-30" East along said North line 2,503.26 feet to a point on the East line of property known as the Chastang Landfill; thence South 01 degrees-43'-03" West along said East line 2,991.87 feet; thence South 19 degrees-32'-20" East 460.87 feet; thence South 89 degrees-56'-30" East 1,056.37 feet to the West line of a 100-foot Frisco Railroad right of way; thence South 01 degrees-49'-07" West along said West line 1,555.64 feet; thence South 21 degrees-06'-28" West 136.39 feet; thence South 01 degrees-49'-07" West 86.04 feet to a point on the South line of said Section 13; thence North 89 degrees-40'-07" West 40.01 feet; thence North 01 degrees- 49'-07" East 93.9 feet; thence North 21 degrees-06'-28" East 136.39 feet; thence North 01 degrees-49'-07" East 1,507.59 feet; thence North 89 degrees-56'-30" West 1,043.29 feet; thence North 19 degrees-32'-20" West 496.03 feet; thence North 01 degrees-43'-03" East 2,958.52 feet; thence North 89 degrees-20'-30" West 2,462.38 feet; thence North 00 degrees-28'- 07" East 40.0 feet to the point of beginning.

[MO23]
Commencing at the Northeast corner of Lot 1, Zeno Chastang, Jr., Estate, as recorded in deed book 52, page 367, Probate Court Records, Mobile County, Alabama, run westwardly along the North line of Section 24 Township 1 North, Range 1 West, Mobile County, Alabama a distance of 672.27 feet to the West line of a 100 foot Frisco Railroad right-of-way; thence continued westwardly along said North line 45.07 feet to the point of beginning of the easement herein described. Thence South 01 degrees-49'-07" West 373.35 feet; thence South 26 degrees-11'-07" East 95.85 feet; thence South 01 degrees-49'-07" West along the West line of said Frisco Railroad right-of-way 1757.58 feet. Thence South 29 degrees- 48'-50" West 95.71 feet; thence South 01 degrees-49'-07" West 97.92 feet to a point on the North line of Section 38, Township 1 North, Range 1 West, Mobile County, Alabama. Thence North 89 degrees-41'-57" West along the North line of said Section 38 a distance of 40.01 feet; thence North 01 degrees-49'-07" East 108.95 feet; thence North 29 degrees-48'- 50" East 95.71 feet; thence North 01 degrees-49'-07" East 1737.64 feet; thence North 26 degrees-11'-07" West 95.85 feet; thence North 01 degrees-49'-07" East 382.27 feet to a point on the North line of said Section 24; thence South 89 degrees-40'-07" East 40.01 feet to the point of beginning.

[MO24]
Commencing at the Northeast corner of Section 38, Township 1 North, Range 1 West, Mobile County, Alabama, run Westwardly along said North line 1,819.6 feet, more or less, to the West line of a 100-foot Frisco Railroad right of way; thence continue Westwardly along said North line 45.02 feet to the point of beginning of the easement herein described; thence North 89 degrees-41'-57" West along said North line 40.01 feet; thence South 01 degrees-49'-07" West 510.26 feet; thence South 26 degrees-09'-40" East 23.7 feet to a point on the South line of property described in Deed Book 568, Pages 131-132, Probate Court records, Mobile County, Alabama; thence North 78 degrees-04'-16" East along said South line 41.27 feet; thence North 26 degrees-09'-40" West 23.88 feet to a point which is 45 feet West of the West line of said Frisco Railroad right of way when measured perpendicular to said right of way; thence North 01 degrees-49'-07" East and parallel with said West right of way line a distance of 501.35 feet to the point of beginning.

[MO25]
Commencing at the Northeast corner of Section 38, Township 1 North, Range 1 West, Mobile County, Alabama, run Westwardly along said North line 1,819.6 feet, more or less, to the West line of a 100-foot Frisco Railroad right of way; thence Southwardly along said West line 515.5 feet, more or less, to the intersection of the South line of property described in Deed Book 568, Pages 131-132, Probate Court records, Mobile County, Alabama; thence South 78 degrees-04'-16" West along said South line 34.83 feet to the point of beginning of the easement herein described; thence continue South 78 degrees-04'-16" West along said South line 41.27 feet; thence South 26 degrees-09'-27" East 72.22 feet; thence South 01 degrees-49'-07" West 572.84 feet to the North line of property described in Real Property Book 3853, Pages 64-65, aforesaid Probate Court records; thence North 66 degrees-47'-47" East along said North line 44.14 feet to the West line of said Frisco Railroad right of way; thence North 01 degrees-49'-07" East 564.13 feet; thence North 26 degrees-09'-27" West 72.04 feet to the point of beginning.

[MO26]
Commencing at the Easternmost corner of Parcel H, Division of the Estate of Pauline Chastang, Deceased, as recorded in Deed Book 330, Pages 635-636, Probate Court records, Mobile County, Alabama, said point also being the Northwest corner of Fractional Section 39, Township 1 North, Range 1 West, Mobile County, Alabama, run North 38 degrees-48'-03" West along the East boundary of said Division of the Estate of Pauline Chastang, Deceased, a distance of 232.35 feet to the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence North 01 degrees-49'-07" East along said West line 696.06 feet to a point on the projected North boundary of Parcel E of said Division of the Estate of Pauline Chastang; thence South 66 degrees-47'-47" West along said projection and along the North line of property now or formerly of Steve A. and Janet T. Andry (RPB 3853, Pages 64-65, aforeaid Probate Court records) a distance of 44.14 feet; thence South 01 degrees-49'-07" West 630.75 feet; thence South 38 degrees-48'-03" East 61.44 feet to the point of beginning.

[MO28]
Commencing at the Easternmost corner of Parcel H, Division of the Estate of Pauline Chastang, Deceased, as recorded in Deed Book 330, Pages 635-636, Probate Court records, Mobile County, Alabama, said point also being the Northwest corner of Fractional Section 39, Township 1 North, Range 1 West, Mobile County, Alabama, run Northwardly along the East boundary of said Division of the Estate of Pauline Chastang, Deceased, a distance of 232.35 feet to the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence North 38 degrees-48'-03" West 61.44 feet; thence South 01 degrees-49'-07" West along a line which is 40 feet West of (measured perpendicular) and parallel to the West line of said Frisco Railroad right of way a distance of 92.28 feet to the North line of said Parcel H; thence North 53 degrees-03'-44" East a distance of 51.29 feet to said West right of way line; thence North 01 degrees-49'-07" East along said West right of way line 13.53 feet to the point of beginning.

[MO29]
Commencing at the Easternmost corner of Parcel H, Division of the Estate of Pauline Chastang, Deceased, as recorded in Deed Book 330, Pages 635-636, Probate Court records, Mobile County, Alabama, said point also being the Northwest corner of Fractional Section 39, Township 1 North, Range 1 West, Mobile County, Alabama, run South 51 degrees-11'-57" West along the South line of said Parcel H a distance of 199.29 feet to the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence North 01 degrees-49'-07" East 292.58 feet to a point on the North line of said Parcel H; thence South 53 degrees-03'-44" West 51.29 feet; thence South 01 degrees-49'- 07" West 294.78 feet to a point on the South line of said Parcel H; thence North 51 degrees-11'-57" East along said South line a distance of 52.7 feet to the point of beginning.

[MO30]
Commencing at the Northern most corner of Section 40, Township 1 North, Range 1 West, Mobile County, Alabama, runs Southwestwardly along the North line of said
Section 40, a distance of 199.29 feet to the West line of a Frisco Railroad 100 Foot right-of-way and the point of beginning of the easement herein described; thence South 01 degrees-49'-07" West along said West line 1,151.9 feet more or less to the North bank of Sweet Water branch; thence Southwestwardly along the meanders of said North bank, 41.6 feet more or less to a point which is 40 feet West of said West right-of-way line when measured perpendicular to said West right-of-way line; thence North 01 degrees-49'-07" East 1,129.0 feet more or less to the North line of said Section 40; thence North 51 degrees-11'-57" East along said North line 52.7 feet to the point of beginning.

[MO31]
Commencing at the Northwest corner of Lot B as shown on Plat of "Madam Irene Andry's Land" as recorded in Deed Book 156, pages 316 and 317, Probate Court Records, Mobile County, Alabama, run eastwardly along the North line of a parcel described in Real Property book 1903, pages 545 through 547 aforesaid Probate Court Records, a distance of 2,651.15 feet to the West line of the 100 foot Frisco Railroad right-of-way and the point of beginning of the easement herein described; thence North 01 degrees-49'-07" East along said West line 1117.3 feet more or less to the North bank of Sweet water branch; thence Southwestwardly along the meanders of said North bank, 41.6 feet more or less to a point which is 40 feet West of the West line of said Frisco Railroad right-of-way when measured perpendicular to said West line; thence South 01 degrees-49'-07" West, 1105.9 feet more or less; thence South 08 degrees-16'-59" East along the North line parcel described in Real Property book 1903, pages 545 to 547 of aforesaid Probate Court Records, a distance of 40 feet to the point of beginning.

[MO33]
Commencing at Northwest corner of Section 40, Township 1 North, Range 1 West, Mobile County, Alabama, run Eastwardly along the North line of parcel described in Real Property Book 1903, Pages 545-547, Probate Court records, Mobile County, Alabama, a distance of 2,651.15 feet to the West line of a 100-foot Frisco Railroad right of way for the point of beginning of the property herein described; thence South 01 degrees-49'-07" West along said West line 677.93 feet; thence South 85 degrees-03'-07" West along the South line of parcel in described in aforesaid Real Property Book 1903, Pages 545-647 a distance of
40.28 feet; thence North 01 degrees-49'-07" East 682.61 feet; thence South 88 degrees-16'- 59" East along said North line 40.0 feet to the point of beginning.

[MO35]
Commencing at the Northwest corner of Section 40, Township 1 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West line of said
Section 40 a distance of 984.17 feet, more or less, to the South line of Lot C, Madame Irene Andry's Land, as recorded in Deed Book 156, Pages 316-317, Probate Court records, Mobile County, Alabama; thence Eastwardly along said South line 2,633.43 feet to the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence South 01 degrees-49'- 07" West along said West right of way line 342.08 feet; thence South 81 degrees-23'-30" West along the South line of property described in Deed Book 550, Pages 79-80, aforesaid Probate Court records a distance of 40.67 feet; thence North 01 degrees-49'-07" East 344.69 feet; thence North 85 degrees-03'-07" East along the South line of said Lot C a distance of 40.28 feet to the point of beginning.

[MO36]
Commencing at the Northwest corner of Section 40, Township 1 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West line of said
Section 40 2009.17 feet; thence Eastwardly along the North line of Bucks land (also being the North line of parcel described in Will Book 14, pages 460-461, Probate Court records, Mobile County, Alabama) a distance of 2,658.28 feet to a point on the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence North 01 degrees-49'-07" East along said West right of way line a distance of 345.26 feet; thence South 81 degrees-23'-30" West along the South line of property described in Deed Book 550, Pages 79-80, aforesaid Probate Court records, a distance of 40.67 feet; thence South 01 degrees-49'-07" West 347.94 feet; thence North 77 degrees-43'-32" East along the North line of said Bucks land 41.24 feet to the point of beginning.

[MO37]
Commencing at the Northwest corner of Section 40, Township 1 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West line of said
Section 40 a distance of 2,009.17 feet,more or less, to the North line of property described in Will Book 14, pages 460-461, Probate Court records, Mobile County, Alabama; thence Northeastwardly along said North line a distance of 2,658.28 feet to the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence South 01 degrees-49'-07" West along said West right of way line 1,347.02 feet; thence South 77 degrees-43'-32" West along the South line of property described in Will Book 14, Pages 464-461 a distance of 41.24 feet; thence North 01 degrees-49'-07" East 1,347.02 feet; thence North 77 degrees-43'- 32" East along said North line 41.24 feet to the point of beginning.

[MO38]
Commencing at the Northwest corner of Section 40, Township 1 North, Range 1 West, Mobile County, Alabama, run Southwardly along the West line of said
Section 40 a distance of 3,345 feet, more or less, to the South line of property described in Will Book 14, Pages 460-461, Probate Court records, Mobile County, Alabama; thence Eastwardly along said South line 2,608.81 feet to the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence South 01 degrees-49'-07" West along said West right of way line 977.48 feet; thence South 64 degrees-50'-20" West along the South line of said Section 40 a distance of
44.88 feet; thence North 01 degrees- 49'-07" East 987.80 feet; thence North 77 degrees-43'-32" East along the South line of property described in aforesaid Will Book 14, Pages 460-461, a distance of 41.24 feet to the point of beginning.

[MO39]
Commencing at the Southeast corner of Section 25, Township 1 North, Range 1 West, Mobile County, Alabama, run West along the South line of said Section 25 a distance of 1,984.8 feet, more or less, to the West right of way line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence North 01 degrees-49'- 07" East along said West right of way line

108.24 feet, more or less; thence South 64 degrees-50'-20" West along the North line of said Section 25 a distance of 44.88 feet; thence South 01 degrees-49'-07" West 89.15 feet, more or less, to the South line of said
Section 25; thence East along said South line 40.02 feet to the point of beginning.

[MO40]
Commencing at the Northeast corner of Section 36, Township 1 North, Range 1 West, Mobile County, Alabama, run Westwardly along said North line 1,985 feet, more or less, to the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence South 01 degrees-49'-07" West along said West right of way line 1,326.09 feet; thence North 89 degrees-53'-36" West along the South line of the Estate of Harold T. Chastang 40.02 feet; thence North 01 degrees-49'-07" East 1,326.02 feet; thence Eastwardly along the South line of said Section 36 a distance of 40.02 feet to the point of beginning.

[MO41]
Commencing at the Northwest corner of Section 36, Township 1 North, Range 1 West, Mobile County,Alabama, run South along the West line of said Section 36 a distance of 1,320 feet, more or less; thence Eastwardly along the South line of the Estate of Harold T. Chastang a distance of 3,221.92 feet to a point on the West line of a 100-foot Frisco Railroad right of way and the point of beginning of the easement herein described; thence South 01 degrees-49'-07" West along said West right of way line 1,244.21 feet; thence South 22 degrees-15'-49" West
114.14 feet; thence North 89 degrees-53'-36' West along the North line of the South Half of said Section 36 a distance of 32.39 feet; thence North 22 degrees-15'-49" East 92.32 feet; thence North 01 degrees-49'-07" East 1,264.43 feet; thence South 89 degrees-53'-36" East along the South line of said Estate of Harold T. Chastang 40.02 feet to the point of beginning.

[MO44 Sec. 36]
PARCEL A - Commencing at the Southeast corner of Section 36, Township 1 North, Range 1 West, Mobile County, Alabama, said point being marked by the Ellicott Stone, run thence North 89 degrees-58'-31" West along the South line of said
Section 36 a distance of 516.92 feet to the point of beginning of the easement herein described; thence continue North 89 degrees-58'-31" West 36.71 feet; thence North 35 degrees-09'-42" West 259.34 feet; thence South 85 degrees-40'-47" West 145.54 feet to a point on the East right of way line of U.
S. Highway 43; thence Northwardly and Westwardly along the arc of a 17,251.73 foot radius curve to the left and along said East right of way line 30.01 feet (chord bears North 02 degrees-39'-53" West 30.01 feet); thence North 85 degrees-40'-47" East 161.7 feet; thence South 35 degrees-09'-42" East 297.52 feet to the point of beginning.

PARCEL B - Commencing at the Southeast corner of Section 36, Township 1 North, Range 1 West, Mobile County, Alabama, said point being marked by the Ellicott Stone, run thence North 89 degrees-58'-31" West along the South line of said
Section 36 a distance of 516.92 feet; thence continue North 89 degrees-58'-31" West 36.71 feet; thence North 35 degrees-09'-42" West 259.34 feet; thence South 85 degrees-40'-47" West 145.54 feet to a point on the East right of way line of
U. S. Highway 43; thence South 85 degrees-40'-47" West 209.59 feet to the West right of way line of U. S. Highway 43 and the point of beginning of the easement herein described; thence South 85 degrees-40'-47" West 352.41 feet; thence North 88 degrees-11'-23" West 579.71 feet to the East right of way line of the Frisco Railroad; thence North 01 degrees-48'-31" East along said East right of way line 30.0 feet; thence South 88 degrees-11'-23" East 578.11 feet; thence North 85 degrees-40'-47" East 359.69 feet to the West right of way line of U. S. Highway 43; thence Southwestwardly along said West right of way line
31.29 feet to the point of beginning.

PARCEL C - Commencing at the Southeast corner of Section 36, Township 1 North, Range 1 West, Mobile County, Alabama, said point being marked by the Ellicott Stone, run thence North 89 degrees-58'-31"

West along the South line of said Section 36 a distance of 516.92 feet; thence continue North 89 degrees-58'-31" West 36.71 feet; thence North 35 degrees-09'-42" West 259.34 feet; thence South 85 degrees-40'-47" West 145.54 feet to a point on the East right of way line of U. S. Highway 43; thence South 85 degrees-40'-47" West 209.59 feet to the West right of way line of U. S. Highway 43 thence South 85 degrees-40'-47" West 352.41 feet; thence North 88 degrees-11'-23" West 579.71 feet to the East right of way line of the Frisco Railroad; thence North 88 degrees-11'-23" West 100.0 feet to the West right of way line of the Frisco Railroad and the point of beginning of the easement herein described; thence continue North 88 degrees-11'-23" West 30.0 feet; thence North 01 degrees-48'-31" East 2,065.82 feet; thence North 24 degrees-38'-31" West 108.28 feet; thence North 02 degrees-04'-03' East 281.85 feet; thence North 22 degrees-15'-49" East 18.13 feet; thence South 89 degrees-53'-36" East along the North line of the South Half of said Section 36 a distance of 32.39 feet; thence South 22 degrees-15'-49" West 25.01 feet; thence South 02 degrees-04'-03" West 269.39 feet; thence South 24 degrees-38'-31" East 108.20 feet to the West right of way line of the Frisco Railroad; thence South 01 degrees- 48'-31" West along said West line 2,072.87 feet to the point of beginning.

[MO44 Sec. 1]
Commencing at the Northeast corner of Section 1, Township 1 South, Range 1 West, Mobile County, Alabama, thence Westwardly along the North line of said
Section 1 a distance of 516.92 feet to the point of beginning of the easement herein described; thence South 35 degrees-09'-42" East 206.07 feet to a point on the West line of a 100-foot Southern Railroad right of way; thence South 00 degrees-30'-14" East along said West right of way line 2,827.18 feet to the North line of property described in an instrument recorded in Real Property Book 2067, Pages 652-658, Probate Court records, Mobile County, Alabama; thence South 89 degrees-41'-48" West along said North line 30.0 feet; thence North 00 degrees- 30'-14" West 2,817.71 feet; thence North 35 degrees-09'-42" West 217.86 feet to the North line of said Section 1; thence South 89 degrees-58'-31" East 36.71 feet to the point of beginning.

[MO48, MO50]
PARCEL A - Commencing at the Southeast corner of Section 1, Township 1 South, Range 1 West, Mobile County, Alabama, run Northwardly along the East line of said Section 1 a distance of 1,331.93 feet; thence North 89 degrees-55'-35" West 344.57 feet to a point on the West line of a 100-foot Southern Railroad right of way and the point of beginning of the easement herein described; thence North 00 degrees-29'-43" West 998.0 feet; thence South 89 degrees-42'-02" West 30.0 feet; thence South 00 degrees-29'-43" East 997.80 feet; thence South 89 degrees-55'-35" East 30.0 feet to the point of beginning. PARCEL B - Commencing at the Northeast corner of Section 12, Township 1 South, Range 1 West, Mobile County, Alabama, run Westwardly along the North line of said Section 12 a distance of 327.9 feet to the West line of a 100-foot Southern Railroad right of way and the point of beginning of the easement herein described; thence South 00 degrees-29'-43" East alaong said West right of way line 100.01 feet to a point on the South line of property described in Real Property Book 2347, Pages 624-626, Probate Court records, Mobile County, Alabama; thence North 89 degrees-54'-19" West along said South line 30.0 feet; thence North 00 degrees-29'-43" West 100.01 feet to a point on the North line of said Section 12; thence South 89 degrees-54'-19" East 30.0 feet to the point of beginning.

[MO49]
Commencing at the Southeast corner of Section 1, Township 1 South, Range 1 West, Mobile County, Alabama, run Westwardly along the South line of said
Section 1 a distance of 327.9 feet to the West line of a 100-foot Southern Railroad right of way and the point of beginning of the easement herein described; thence North 00 degrees-29'-43" West along said West right of way line 647.66 feet; thence North 20 degrees-31'-41" West 43.56 feet; thence North 00 degrees-29'-43" West 565.89 feet; thence North 19 degrees-27'-43" East 43.88 feet to a point on said West right of way line; thence North 00 degrees-29'-43" West along said West right of way line 35.8 feet to a point on the South line of property described in Real Property

Book 2067, Pages 652-658, Probate Court records, Mobile County, Alabama; thence North 89 degrees-55'-35" West along said South line 30.0 feet; thence South 00 degrees-29'-43" East 30.82 feet; thence South 19 degrees-27'-43" West 43.88 feet; thence South 00 degrees-29 degrees-43" East 576.46 feet; thence South 20 degrees-31'-41" East 43.55 feet; thence South 00 degrees-29'-43" East 642.06 feet; thence South 89 degrees-54'-19" East 30.0 feet to the point of beginning.

[MO51]
Commencing at the Northeast corner of Section 12, Township 1 South, Range 1 West, Mobile County, Alabama, run Westwardly along the North line of said
Section 12 a distance of 327.9 feet to the West line of a 100-foot Southern Railroad right of way; thence Southwardly along said West right of way line
100.01 feet to the point of beginning of the easement herein described; thence South 00 degrees-29'-43" East along said West line 500.02 feet; thence North 89 degrees-52'-48" West along the North line of property described in Real Property Book 2119, Pages 940-968 (Parcel A), Probate Court records, Mobile County, Alabama, a distance of 30 feet; thence North 00 degrees-29'-43" West
500.01 feet; thence South 89 degrees-54'-19" East along the South line of property described in Real Property Book 2347, Pages 624-626 (Parcel A), aforesaid Probate Court records, a distance of 30.0 feet to the point of beginning.

[MO52]
Commencing at the Northeast corner of Section 12, Township 1 South, Range 1 West, Mobile County, Alabama, run Westwardly along the North line of said
Section 12 a distance of 327.9 feet to the West line of a 100-foot Southern Railroad right of way; thence Southwardly along said West right of way line
600.03 feet to the point of beginning of the easement herein described; thence continue South 00 degrees-29'-43" East along said West right of way line 1,122.50 feet to the centerline of Cold Creek; thence along the meanders of the centerline of said Cold Creek run South 65 degrees-53'-34" West 32.74 feet; thence North 00 degrees-29'-43" West 1,135.94 feet to a point on the North line of property described in Real Property Book 2119, Pages 940-986, Probate Court records, Mobile County, Alabama,; thence South 89 degrees-52'- 48" East along said North line 30.0 feet to the point of beginning.

[MO54]
Commencing at the Northeast corner of Section 12, Township 1 South, Range 1 West, Mobile County, Alabama, run Westwardly along the North line of said
Section 12 a distance of 327.9 feet to a point on the West line of a 100-foot Southern Railroad right of way; thence Southwardly along said West line 1722.53 feet to the point of beginning of the easement herein described; thence continue South 00 degrees-29'-43" East along said West line 1308.39 feet; thence South 04 degrees-31'-17" West 328.45 feet; thence South 28 degrees-28'-38" East 61.21 feet; thence South 00 degrees-29'-43" East 422.60 feet along said West right of way line; thence South 27 degrees-30'-35" West
112.49 feet; thence South 00 degrees-29'-43" East 60.66 feet to the South line of property described in Parcel A in an instrument recorded in Real Property Book 3132, Pages 859-862, Probate Court records, Mobile County, Alabama; thence South 89 degrees-53'-43" West 30 feet; thence North 00 degrees-29'-43" West
67.94 feet; thence North 27 degrees-30'-35" East 112.49 feet; thence North 00 degrees-29'-43" West 407.64 feet; thence North 28 degrees-28'-38" West 62.63 feet; thence North 04 degrees-31'-17" East 336.02 feet; thence North 00 degrees-29'-43" West 1293.96 feet to a point in the centerline of Cold Creek; thence North 65 degrees-53'-34" East along said centerline 32.74 feet to the point of beginning.

[MO55]
Commencing at the Southeast corner of Section 12, Township 1 South, Range 1 West, Mobile County, Alabama, run Northwardly along the East line of said
Section 12 a distance of 280.95 feet to a point on the South line of property described as parcel 3 on instrument recorded in Real Property Book 3132,

Pages 879-884, Probate Court records, Mobile County, Alabama; thence South 73 degrees-31'-15" West along said South line a distance of 338 feet, more or less, to a point on the West line of a 100-foot Southern Railroad right of way for the point of beginning of the easement herein described; thence North 00 degrees-27'-03" West along said West right of way line 39.29 feet; thence continue along said West right of way line North 00 degrees-29'-43" West 938.96 feet; thence North 28 degrees-27'-05" West 112.69 feet; thence North 00 degrees-29'-43" West 75.35 feet to a point on the South line of property described in Real Property Book 3132, Pages 859-860, aforesaid Probate Court records (Parcel 1); thence South 89 degrees-53'-43" West along said South line
30.0 feet; thence South 00 degrees-29'-43" East 83.03 feet; thence South 28 degrees-27'-05" East 112.69 feet; thence South 00 degrees-29'-43" East 931.48 feet; thence South 00 degrees- 27'-03" East 683.89 feet; thence South 25 degrees-32'-19" West 49.91 feet; thence South 00 degrees-27'-03" East 650.06 feet to a point on the South line of property described in Parcel 1 on instrument recorded in Real Property Book 3132, Pages 879-884, aforesaid Probate Court records; thence North 72 degrees-57'-57" East along said South line 31.30 feet; thence North 00 degrees-27'-03" West 634.21 feet; thence North 25 degrees-32'-19" East 49.91 feet to a point on the West line of a 100-foot Southern Railroad right of way; thence North 00 degrees-27'-03" West along said West line 651.53 feet to the point of beginning.

[MO56]
Commencing at the Southeast corner of Section 13, Township 1 South, Range 1 West, Mobile County, Alabama, thence Northwardly along the East line of said
Section 13 a distance of 836.4 feet to a point on the South line of property described as Parcel A in an instrument recorded in Real Property Book 3645, Pages 1-8, Probate Court records, Mobile County, Alabama; thence Westwardly along the South line of said parcel A 270.0 feet to the West line of a 100-foot Southern Railroad right of way; thence Northwardly along said West right of way line 645.0 feet; thence South 89 degrees-32'-57" West 10.0 feet to the point of beginning of the easement herein described; thence continue South 89 degrees-32'-57" West and along the South boundary of property described as Exception No. 9 in an instrument recorded in Real Property Book 3645, Pages 1-8, aforesaid Probate Court records, a distance of 30.0 feet; thence North 00 degrees- 27'-03" West 74.18 feet; thence North 11 degrees-32'-56" East 48.10 feet; thence North 00 degrees-27'-03" West 1253.32 feet; thence North 45 degrees-27'-03" West 60.56 feet; thence North 00 degrees-27'-03" West 46.68 feet; thence North 09 degrees-16'-04" East 51.15 feet; thence North 00 degrees-27'-03" West 701.56 feet; thence North 28 degrees-26'-38" West 117.41 feet; thence North 00 degrees-27'-03" West 170.57 feet; thence North 27 degrees-32'-57" East 143.61 feet; thence North 00 degrees-27'-03" West 76.48 feet; thence North 72 degrees-57'-57" East 31.3 feet; thence South 00 degrees-27'- 03" East 92.89 feet; thence South 27 degrees-32'-57" West 143.61 feet; thence South 00 degrees-27'-03" East 155.61 feet; thence South 28 degrees-26'-38" East 117.41 feet; thence South 00 degrees-27'-03" East 711.59 feet; thence South 09 degrees-16'-04" West 51.15 feet; thence South 00 degrees-27'-03" East 31.70 feet; thence South 45 degrees-27'-03" East 60.56 feet to a point on the West line of aforesaid 100-foot Southern Railroad right of way; thence South 00 degrees- 27'-03" East along said West right of way line 1268.90 feet; thence South 11 degrees-32'-56" West 48.10 feet; thence South 00 degrees-27'-03" East 71.03 feet to the point of beginning.

[MO57]
Commencing at the Southeast corner of Section 13, Township 1 South, Range 1 West, Mobile County, Alabama, run Northwardly along the East line of said
Section 13 a distance of 836.4 feet to a point on the South boundary of property described as Parcel A in an instrument recorded in Real Property Book 3645, Pages 1-8, Probate Court records, Mobile County, Alabama; thence Westwardly along said South boundary 270.0 feet to the West line of a 100-foot Southern Railroad right of way; thence continue Westwardly along said South boundary 20.3 feet to the point of beginning of the easement herein described; thence South 89 degrees-31'-29" West along said South boundary 30.0 feet; thence North 00 degrees-27'- 03" West 35.63 feet; thence North 44 degrees-32'-57" East 28.7 feet; thence North 00 degrees-27'-03" West 497.81 feet; thence North 45 degrees-27'-03" West 7.07 feet; thence North 00 degrees-27'-03" West 86.28 feet to a point on the South boundary of property described as Exception No. 9 in an instrument recorded in Real Property Book 3645, Pages 1-8, aforesaid Probate Court records; thence North 89 degrees-32'-57" East along the South boundary of said Exception No. 9 a distance of 30.0 feet; thence South 00 degrees-27'-03" East 73.85 feet; thence South 45 degrees-27'-03" East 7.07 feet to a point on the West line of said 100-foot Southern Railroad right of way; thence South 00 degrees-27'-03" East 522.67 feet; thence South 44 degrees-32'-57" West 28.7 feet; thence South 00 degrees-27'-03" East 23.20 feet to the point of beginning.

[MO58]
PARCEL A: Commencing at the Southeast corner of Section 13, Township 1 South, Range 1 West, Mobile County, Alabama,run Northwardly along the East line of said Section 13 a distance of 836.4 feet; thence run Westwardly along the South boundary of property described as Parcel A of an instrument recorded in Real Property Book 3645, Pages 1-8, Probate Court records, Mobile County, Alabama, a distance of 270.0 feet to the West line of a 100-foot Southern Railroad right of way; thence continue Westwardly along said South boundary a distance of 20.3 feet to the point of beginning of the easement herein described; thence South 00 degrees-27'-03" East and parallel to said West railroad right of way line 1,912.97 feet; thence South 44 degrees-32'-57" West 309.73 feet; thence North 71 degrees-51'-28" West 33.49 feet; thence North 44 degrees-32'-57" East 312.20 feet; thence North 00 degrees-27'-03" West 1,900.53 feet; thence North 89 degrees- 31'-29" East 30.0 feet to the point of beginning.

[MO58]
PARCEL B: Commencing at the Southeast corner of Section 13, Township 1 South, Range 1 West, Mobile County, Alabama, run Northwardly along the East line of said Section 13 a distance of 836.4 feet; thence run Westwardly along the South boundary of property described as Parcel A of an instrument recorded in Real Property Book 3645, Pages 1-8, Probate Court records, Mobile County, Alabama, a distance of 270.0 feet to the West line of a 100-foot Southern Railroad right of way; thence continue Westwardly along said South boundary a distance of 20.3 feet; thence South 00 degrees-27'-03" East and parallel to said West railroad right of way line 1,912.97 feet; thence South 44 degrees-32'-57" West 309.73 feet to the point of beginning of the easement herein described; thence South 00 degrees-02'-28" West 34.76 feet to the South line of property described as Parcel 3 in an instrument recorded in Real Property Book 2986, Pages 143-147, Probate Court records, Mobile County, Alabama; thence North 89 degrees-57'-32" West along said South line 474.30 feet; thence North 11 degrees-49'-13" West along the East right of way line of U. S. Highway 43 a distance of 102.48 feet; thence North 69 degrees-14'-28" East 84.84 feet; thence North 87 degrees-42'-34" East 109.82 feet; thence South 71 degrees-51'-28" East 322.28 feet to the point of beginning.

[MO59]
Commencing at the Northeast corner of Section 24, Township 1 South, Range 1 West, Mobile County, Alabama, run Southwardly along the East line of said
Section 24 a distance of 1,335.12 feet, more or less, to the South line of property described in Real Property Book 2986, Pages 143-147, Probate Court records, Mobile County, Alabama; thence North 89 degrees-57'-32" West along said South line 686.81 feet to the point of beginning of the easement herein described; thence continue North 89 degrees-57'-32" West along said South line
170.0 feet; thence South 00 degrees-02'- 28" West 50.0 feet; thence South 89 degrees-57'-32" East 170.0 feet; thence North 00 degrees-02'-28" East 50.0 feet to the point of beginning.